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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 20, 1998 included in EG&G, Inc.'s Form 10-K for the fiscal year ended December 28, 1997 and to all references to our Firm included in this registration statement.





                                            /s/ Arthur Andersen LLP
                                            ----------------------------------
                                            ARTHUR ANDERSEN LLP






Boston, Massachusetts

June 11, 1998